       (l1.)    Cumulative Net Loss Percentage .................................................                             6.8695%
                                                                                                                     ---------------
       (l2.)    Does the Cumulative Net Loss % exceed

       (l3.)    The Loss Trigger Level % from Beginning Period to and including 12th Collection
                Period? Y or N .................................................................                           N/A
                                                                                                                     ---------------
       (l4.)    The Loss Trigger Level % from 13th Collection Period to and including 24th
                Collection Period? Y or N ......................................................                           N/A
                                                                                                                     ---------------
       (l5.)    The Loss Trigger Level % from 25th Collection Period and thereafter? Y or N ....                            NO
                                                                                                                     ---------------

       (m5.)    Is there currently a Trigger Event which has not been cured for this payment
                date Y or N ....................................................................                            NO
                                                                                                                     ---------------
       (m5.)    Is there currently an Event of Default for this payment date Y or N ............                            NO
                                                                                                                     ---------------


III.   FLOW OF FUNDS:

       (1.)     The amount on deposit in Available Funds .......................................                     $ 10,953,941.69
                                                                                                                     ---------------
       (2.)     Amounts deposited, if any, by the Servicer to the Collection Account for
                contracts repurchased ..........................................................                     $         --
                                                                                                                     ---------------
       (3.)     Total deposits in the Collection Account to be used as available funds on this
                Payment Date (1+2) .............................................................                     $ 10,953,941.69
                                                                                                                     ---------------
       (4.)     Funds to the servicer, any Excluded Amounts-Residual Receipts ..................                     $    287,922.56
                                                                                                                     ---------------
       (a.)     To the Trustee, trustee fees and expenses subject to an annual limit ...........                               --
                                                                                                                     ---------------
       (b.)     To the Servicer, any unrecoverable servicer advances / initial unpaid balance
                amounts ........................................................................                     $    322,192.32
                                                                                                                     ---------------
       (c.)     To the Servicer, the servicing fee then due and miscellaneous amounts, if any ..                     $    122,815.67
                                                                                                                     ---------------


                TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: INTEREST

       (d.)     To Class A, the total Class A Note Interest for the related interest accrual
                period .........................................................................                     $    511,721.87
                                                                                                                     ---------------
                        Interest on Class A-1 Notes ............................................   $          0.00
                                                                                                   ---------------
                        Interest on Class A-2 Notes ............................................   $         --
                                                                                                   ---------------
                        Interest on Class A-3 Notes ............................................   $    511,721.87
                                                                                                   ---------------
       (e.)     Interest on Class B Notes for the related interest accrual period ..............                     $     75,732.12
                                                                                                                     ---------------
       (f.)     Interest on Class C Notes for the related interest accrual period ..............                     $     51,322.89
                                                                                                                     ---------------
       (g.)     Interest on Class D Notes for the related interest accrual period ..............                     $     26,763.35
                                                                                                                     ---------------


                CLASS E INTEREST:

       (h1.)    After the Class E Notes Interest Commencement Date, then Interest on Class E
                Notes for the related interest .................................................                               --
                                                                                                                     ---------------
                accrual period to be paid to the Class E Noteholder
       (h2.)    Prior to the Class E Notes Interest Commencement Date, then amount in (h1) from above to be paid as additional principal pro rata among the Class A, Class B,
                Class C and Class D Notes ......................................................   $     87,222.81
                                                                                                   ---------------


                TO SERIES 2000-1 NOTEHOLDERS INCLUDING RETAINED INTEREST HOLDERS: PRINCIPAL

       (i1.)    Class A percentage .............................................................          0.699999
                                                                                                   ---------------
       (i2.)    To Class A, amount from reserve account, if any ................................
                                                                                                   ---------------
       (i3.)    To Class A, the Class A overdue principal, if any ..............................             --
                                                                                                   ---------------
       (i4.)    To Class A, the Class A monthly principal payment amount .......................   $  6,720,352.05
                                                                                                   ---------------
       (i5.)    To Class A, the additional principal, if any, allocable from Class E interest
                amount .........................................................................   $     67,618.71
                                                                                                   ---------------
       (i6.)    To Class A, the additional principal, if any, allocable from Class F floor
                amount .........................................................................             --
                                                                                                   ---------------
       (i7.)    Total principal payment to Class A  (i2-i6) ....................................   $  6,787,970.77
                                                                                                   ---------------
       (i8.)            Principal payment to Class A-1 Noteholders .............................                     $         --
                                                                                                                     ---------------
       (i9.)            Principal payment to Class A-2 Noteholders .............................                     $         --
                                                                                                                     ---------------
       (i10.)           Principal payment to Class A-3 Noteholders .............................                     $  6,787,970.77
                                                                                                                     ---------------

       (j1.)    Class B percentage .............................................................         0.0599996
                                                                                                   ---------------
       (j2.)    To Class B, amount from reserve account, if any ................................             --
                                                                                                   ---------------
       (j3.)    To Class B, the Class B overdue principal, if any ..............................   $  2,171,868.87
                                                                                                   ---------------
       (j4.)    To Class B, the Class B monthly principal payment amount .......................   $    576,027.16
                                                                                                   ---------------
       (j5.)    To Class B, the additional principal, if any, allocable from Class E interest
                amount .........................................................................   $      9,802.04
                                                                                                   ---------------
       (j6.)    To Class B, the additional principal, if any, allocable from Class F floor
                amount .........................................................................             --
                                                                                                   ---------------
       (j7.)    Total principal payment to Class B Noteholders (j2-j6) .........................                     $  2,757,698.07
                                                                                                                     ---------------

       (k1.)    Class C percentage .............................................................         0.0399997
                                                                                                   ---------------
       (k2.)    To Class C, amount from reserve account, if any ................................             --
                                                                                                   ---------------
       (k3.)    To Class C, the Class C overdue principal, if any ..............................             --
                                                                                                   ---------------
       (k4.)    To Class C, the Class C monthly principal payment amount .......................   $         --
                                                                                                   ---------------
       (k5.)    To Class C, the additional principal, if any, allocable from Class E interest
                amount .........................................................................   $      6,534.70
                                                                                                   ---------------
       (k6.)    To Class C, the additional principal, if any, allocable from Class F floor
                amount .........................................................................             --
                                                                                                   ---------------

       (k7.)    Total principal payment to Class C Noteholders (k2-k6) .........................                     $      6,534.70
                                                                                                                     ---------------

       (l1.)    Class D percentage .............................................................         0.0199999
                                                                                                   ---------------
       (l2.)    To Class D, amount from reserve account, if any ................................             --
                                                                                                   ---------------
       (l3.)    To Class D, the Class D overdue principal, if any ..............................             --
                                                                                                   ---------------
       (l4.)    To Class D, the Class D monthly principal payment amount .......................   $         --
                                                                                                   ---------------
       (l5.)    To Class D, the additional principal, if any, allocable from Class E interest
                amount .........................................................................   $      3,267.34
                                                                                                   ---------------
       (l6.)    To Class D, the additional principal, if any, allocable from Class F floor
                amount .........................................................................             --
                                                                                                   ---------------
       (l7.)    Total principal payment to Class D Noteholders (l2-l6) .........................                     $      3,267.34
                                                                                                                     ---------------
       (m1.)    Class E percentage .............................................................         0.0499986
                                                                                                   ---------------
       (m2.)    To Class E, amount from reserve account, if any ................................
                                                                                                   ---------------
       (m3.)    To Class E, the Class E overdue principal, if any ..............................             --
                                                                                                   ---------------
       (m4.)    To Class E, the Class E monthly principal payment amount .......................   $         --
                                                                                                   ---------------   ---------------
       (m5.)    To Class E, the additional principal, if any, allocable from Class F floor
                amount .........................................................................             --
                                                                                                   ---------------
       (m6.)    Total principal payment to Class E Noteholders (m2-m5) .........................                     $         --
                                                                                                                     ---------------



                TO THE RESERVE ACCOUNT :

       (4.)     The amount, if any, needed to maintain the amount in the reserve account at the
                required reserve amount ........................................................                     $         --
                                                                                                                     ---------------



                CLASS F PAYMENTS:

       (n1.)    Sub-Total of funds disbursed through the Reserve Account .......................   $ 10,953,941.66
                                                                                                   ---------------
       (n2.)    Funds available to be paid to Class F ..........................................   $         --
                                                                                                   ---------------

       (n3.)    Class F percentage .............................................................         0.1300032
                                                                                                   ---------------
       (n4.)    Class F floor amount ...........................................................   $  9,405,070.31
                                                                                                   ---------------
       (n5.)    Class F principal balance before payment of principal on this payment date .....   $ 19,159,748.95
                                                                                                   ---------------

       (n6.)    If Funds available to be paid to Class F (n2) is greater than $0, then payment as follows:

       (n7.)    If principal balance (n5) is greater than Class F floor (n4) then to Class F in an amount equal to the lesser of (a) Class F monthly principal amount until the
                Class F principal balance has been reduced to the Class F floor amount  and (b)
                funds available ................................................................                     $         --
                                                                                                                     ---------------


       (n8.)    If Funds available to be paid to Class F (n2) is $0, then no payments to Class F and enter $0 ...................................................................
                                                                                                                     ---------------

                TO THE TRUSTEE:

       (7.)     To the Trustee, any fees and expenses not previously paid subject to a limit ...
                                                                                                                     ---------------

                TO THE ISSUERS:

       (8.)     To the issuers, as owner of the pledged assets, any remaining available funds on
                deposit in the collection account after all payments are made above ............                     $         --
                                                                                                                     ---------------




IV.    SERVICER ADVANCES

       (a.)     Aggregate amount of Servicer Advances at the beginning of the Collection Period                      $  3,344,605.40
                                                                                                                     ---------------
       (b.)     Servicer Advances reimbursed during the Collection Period ......................                     $     52,687.25
                                                                                                                     ---------------
       (c.)     Amount of unreimbursed Service Advances to be reimbursed on the
                Settlement Date ................................................................                     $    322,192.32
                                                                                                                     ---------------
       (d.)     Servicer Advances made during the related Collection Period ....................                     $         --
                                                                                                                     ---------------
       (e.)     Aggregate amount of Servicer Advances at the end of the Collection
                Period .........................................................................                     $  2,969,725.83
                                                                                                                     ---------------
       (f.)     Amount of delinquent Scheduled Payments for which Servicer Advances
                were not made ..................................................................                               --
                                                                                                                     ---------------


V.     RESERVE ACCOUNT

       (a.)     Amount on deposit at the beginning of the related Collection Period ............                     $         --
                                                                                                                     ---------------
       (b.)     Reserve Account initial deposit ................................................
                                                                                                                     ---------------
       (c.)     Amount of interest earnings reinvested for the related Monthly Period ..........                     $         --
                                                                                                                     ---------------
       (d.)     Amounts used to cover shortfalls, if any,  for the related Collection Period ...                                0.00
                                                                                                                     ---------------
       (e.)     Amounts used as required in a Trigger Event , if any,  for the related
                Collection Period ..............................................................                     $         --
                                                                                                                     ---------------
       (f.)     Amounts transferred in from the Collection Account, if applicable (line 4) .....                     $         --
                                                                                                                     ---------------
       (g.)     Interest earnings for the related Monthly Period ...............................
                                                                                                                     ---------------
       (h.)     Interest  earnings withdrawn and included as Available Funds for the related
                Monthly Period .................................................................
                                                                                                                     ---------------
       (i.)     Amount on deposit at the end of the related Collection Period ..................                     $         --
                                                                                                                     ---------------

       (j.)     Is the Required Reserve Amount equal to the balance in the Reserve Account
                as of the related Collection period ? Y or N ...................................                            N
                                                                                                                     ---------------





VI.    ADVANCE PAYMENTS

       (a.)     Beginning aggregate Advance Payments ...........................................                     $  1,799,728.24
                                                                                                                     ---------------
       (b.)     Add: Amount of Advance Payments collected during the related Collection Period .                     $  1,494,264.99
                                                                                                                     ---------------
       (c.)     Add: Investment earnings for the related  Collection Period ....................                     $         --
                                                                                                                     ---------------
       (d.)     Less: Amount of Advance Payments withdrawn for deposit into Facility Account ...                     $  1,470,899.30
                                                                                                                     ---------------
       (e.)     Ending aggregate Advance Payments ..............................................                     $  1,823,093.93
                                                                                                                     ---------------




       ADVANTA BANK CORP., AS SERVICER

       BY:      /s/ MARK SHAPIRO
                -----------------------------

       TITLE:   Asst. V.P. Structured Finance
                -----------------------------

       DATE:    04/10/02
                -----------------------------





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